UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   March 27, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                          0-24393             13-3945947
   (State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)                 File Number)        Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                   6021
(Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, Including the area code:   (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation ("Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para, Brazil is pleased to announce results from preliminary exploration programs at the Piranhas property in the Tapajos Gold Province, State of Para, Brazil.

The medium to high-grade rock chip results confirms the potential for a large gold resource at the Piranhas property.

Significant  rock  chip  results  from  the  Piranhas  property  include:

37.9  g/t  Gold  with  32  g/t  Silver
9.44  g/t  Gold
5.34  g/t  Gold  with  27  g/t  Silver
5.84  g/t  Gold  with  6  g/t  Silver
5.25  g/t  Gold  with  6  g/t  Silver
3.27  g/t  Gold  with  12  g/t  Silver

The Piranhas property area is located approximately 50km North West of the Company's highly prospective Sao Domingos' property and approximately 30 km north of the Sao Joao property. The prime targets for the Piranhas property are located on and around the intersection of regional NW and NNW faults within the Parauari Intrusive Suite and this area has been the focus of large-scale alluvial workings. The Parauari Intrusive Suite has proven to host the vast majority of gold deposits elsewhere within the Tapajos Gold Province.

Aurora Gold conducted a rock chip program over an area currently being excavated for free gold in alluvial systems and weathered granitic overburden via water canon and sluice. The sample results, listed above, demonstrate that the quartz vein systems are highly mineralised and can be traced across the river valley for at least 200m.

Aurora Gold is confident the quartz vein systems are part of a much more extensive mineralised system and is currently planning to continue mapping and sampling. The Company is also planning to conduct an airborne geophysics program over the Piranhas property and the Company's other properties in the southern Tapajos as part of it's exploration strategy to locate further mineralised vein systems and to drill test their depth extensions in the near future.


Item 9.01     Financial Statements and Exhibits

(d)     Exhibits:

99.1 Aurora Gold Corporation news release issued March 27, 2006 and disseminated through the facilities of recognized newswire services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AURORA GOLD CORPORATION


Date: March 27, 2006                     by: /s/ A. Cameron Richardson
      --------------                        --------------------------
                                                 A. Cameron Richardson
                                                 CFO and Director


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